Exhibit 10.03

THIS SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION 4(a)(2) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS OFFERING IS BEING MADE ONLY TO ACCREDITED INVESTORS. NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

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SUBSCRIPTION AGREEMENT

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THIS SUBSCRIPTION AGREEMENT (this “Subscription”) has been executed by H/Cell Energy Corporation, a corporation organized under the laws of the State of Nevada (hereinafter referred to as the “Company”) and the purchaser set forth in the Signature Page (the “Signature Page”) attached hereto (the “Purchaser”) in connection with the private placement of up to a maximum of 500,000 shares (the “Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”) at a purchase price of $0.50 per Share. The Shares being subscribed for pursuant to this Subscription has not been registered under the Securities Act. The offer of the Shares and, if this Subscription is accepted by the Company, the sale of the Shares, is being made in reliance upon Section 4(a)(2) and/or Rule 506 of Regulation D promulgated under the Securities Act. All dollar amounts in this Subscription are expressed in U.S. Dollars.

The Shares will be offered in a minimum principal amount of $1,500. The Company reserves the right, in its discretion, to accept subscriptions for lesser amounts.

This Subscription is submitted by the undersigned in accordance with and subject to the terms and conditions described in this Subscription, the Confidential Private Placement Memorandum of the Company dated on or about March 21, 2016, as amended and supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”).

The terms of the offering of the Shares (“Offering”) are more completely described in the Memorandum and such terms are incorporated herein in their entirety.

The Purchaser hereby represents and warrants to, and agrees with the Company as follows:

ARTICLE 1

SUBSCRIPTION

Subscription

1.1           The undersigned Purchaser, as principal, hereby subscribes to purchase the number of Shares set forth on the Signature Page attached hereto, at $0.50 per Share, for an aggregate purchase price as set forth on the Signature Page (the “Subscription Funds”).

Minimum Subscription

1.2           A minimum of $1,500 of Shares must be purchased by the Purchaser, unless a lower amount is agreed to by the Company, in its sole discretion.

Method of Payment

1.3           The Purchaser shall pay the Subscription Funds by delivering good funds in United States Dollars by way of wire transfer of funds to Sichenzia Ross Friedman Ference LLP, the escrow agent for this Offering (“Escrow Agent”). The wire transfer instructions are as set forth in Exhibit B, attached hereto and made a part hereof.

Upon receipt of the Subscription Funds and acceptance of this Subscription by the Company, the Company shall take up the Subscription Funds (the “Closing Date”) and issue to the Purchaser such number of shares of Common Stock represented by the amount of the accepted Subscription Funds. The Purchaser and the Company acknowledge and agree that the initial closing of the Offering shall be at the Company’s discretion.

The Purchaser acknowledges that the subscription for Shares hereunder may be rejected in whole or in part by the Company in its sole discretion and for any reason, notwithstanding prior receipt by the Purchaser of notice of acceptance of such subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription. If this Subscription is rejected in whole, or the offering of Shares is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription shall thereafter be of no further force or effect. If this Subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription will continue in full force and effect to the extent this Subscription was accepted.

Term; Termination

1.4           All funds received from the Purchaser will held in a non-interest-bearing escrow account by the Escrow Agent, pending the earlier of (a) one or more closings, (b) completion of the Maximum Offering or (c) June 30, 2016, which may be extended to August 31, 2016 by the Company in its sole discretion (the “Offering Period”), unless the Offering is earlier terminated by the Company. All funds received from the Purchaser that are not closed upon during the Offering Period will be returned without interest or offset, and this Subscription shall thereafter be of no further force or effect.

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ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Representations and Warranties

2.1           The Purchaser represents and warrants to the Company, with the intent that the Company will rely thereon in accepting this Subscription, that:

(a)   Accredited Investor. The Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and as set forth in the Investor Questionnaire attached hereto as Exhibit A and made a part hereof;

(b)   Experience. The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Shares;

(c)   Own Account. The Purchaser is purchasing the Shares as principal for its own account. The Purchaser is purchasing the Shares for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser and has no plans to enter into any such agreement or arrangement;

(d)   Exemption. The Purchaser understands that the offer and sale of the Shares is not being registered under the Securities Act or any state securities laws and is intended to be exempt from registration provided by Rule 506 promulgated under Regulation D and/or Section 4(a)(2) of the Securities Act;

(e)   Importance of Representations. The Purchaser understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such safe harbor and the suitability of the Purchaser to acquire the Shares;

(f)   No Registration. The Shares have not been registered under the Securities Act or any state securities laws and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available (including, without limitation, under Rule 144 of the Securities Act, as such rule may be amended, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect (“Rule 144”)). The Purchaser represents and warrants and hereby agrees that all offers and sales of the Shares shall be made only pursuant to such registration or to such exemption from registration;

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(g)   Risk. The Purchaser acknowledges that the purchase of the Shares involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Shares, including the total loss of its investment. The Purchaser has adequate means of providing for its financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Shares for an indefinite period of time;

(h)   Memorandum. The Purchaser has received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(i)   Independent Investigation. The Purchaser, in making the decision to purchase the Shares subscribed for, has relied upon independent investigations made by it, and the Purchaser has prior to any sale to it been given access and the opportunity to examine all material contracts and documents relating to this Offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this Offering. The Purchaser and its advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Shares (including, without limitation, the Memorandum) which have been requested. The Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries;

(j)   No Recommendation or Endorsement. The Purchaser understands that no federal, state or other regulatory authority has passed on or made any recommendation or endorsement of the Shares. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription or the Memorandum. Any representation to the contrary is a criminal offense;

(k)   No Representation. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in this Subscription and in the Memorandum;

(l)   No Tax, Legal, Etc. Advise. The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only its own advisers;

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(m)   The Purchaser. The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Shares, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, the execution and delivery of this Subscription has been duly authorized by all necessary action, this Subscription has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription and make an investment in the Company, and represents that this Subscription constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound; and

(n)   No Advertisement or General Solicitation. Purchaser acknowledges that it is not aware of, is in no way relying on, and did not become aware of the offering of the Shares through or as a result of any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

Survival

2.2           The representations and warranties of the Purchaser contained herein will be true at the date of execution of this Subscription by the Purchaser and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date and the delivery of the Shares. The Purchaser agrees that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Shares.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1           The Company, upon taking up and accepting this Subscription, represents and warrants in all material respects to the Purchaser, with the intent that the Purchaser will rely thereon in making this Subscription, that:

(a)	Legality. The Company has the requisite corporate power and authority to take up and accept this Subscription and to issue, sell and deliver the Shares; this Subscription and the issuance, sale and delivery of the Shares hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company; this Subscription and the Shares have been duly and validly executed and delivered by and on behalf of the Company, and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally;

(b)	Proper Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

(c)	No Legal Proceedings. There is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or to the knowledge of the Company, threatened, against or affecting the Company or its Subsidiaries, or any of their properties or assets, which might result in (i) a material adverse effect on the legality, validity or enforceability of this Subscription or the Shares (collectively, the “Transaction Documents”), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”);

(d)	Non-Contravention. The acceptance of this Subscription and the consummation of the issuance of the Shares and the transactions contemplated by this Subscription do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under the Articles of Incorporation or Bylaws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its properties or assets are bound, or any existing applicable decrees, judgment or order of any court, federal, state or provincial regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets;

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(e)	Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Subscription, other than the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws;

(f)	Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, security interests, encumbrances, preemptive rights or other restrictions (collectively, “Liens”) imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents;

(g)	Title to Assets. The Company and its Subsidiaries have good and marketable title to the leasehold interest owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties; and

(h)	No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising.

Survival

3.2           The representations and warranties of the Company will be true and correct as of the Closing Date in all material respects and shall survive the Closing Date and the delivery of the Shares.

ARTICLE 4

COVENANTS OF THE COMPANY

Covenants of the Company

4.1           The Company covenants and agrees with the Purchaser that:

(a)	Filings. The Company shall make all necessary filings in connection with the sale of the Shares as required by the laws and regulations of all appropriate jurisdictions and securities exchanges, including but not limited to “Form D” and “blue sky” filings;

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(b)	Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers; and

(c)	Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

Survival

4.2           The covenants set forth in this Article shall survive the Closing Date for the benefit of the Purchaser.

ARTICLE 5

ISSUANCE OF SECURITIES

5.1           As soon as practicable after the Closing Date, the Company shall issue and deliver, or shall cause the issuance and delivery of, the Shares in the name or names specified by the Purchaser purchased in the Offering. Such Shares shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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5.2           The legend set forth above shall be removed, and the Company shall issue a certificate without such legend to the transferee of the Shares represented thereby, if, unless otherwise required by state securities laws, (i) such Shares have been sold under an effective registration statement under the Securities Act, (ii) such Shares have been sold pursuant to a valid exemption under the Securities Act or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 5.

ARTICLE 6

CLOSING

Closing shall be effected through the delivery of the Subscription Funds by the Escrow Agent to the Company and the delivery of the Shares purchased in the Offering by the Company to the Purchaser, together with a copy of this Subscription Agreement, duly executed, which the Purchaser acknowledges will be both be delivered after the Closing.

ARTICLE 7

INDEMNIFICATION

Indemnification of the Company

7.1           The Purchaser agrees to indemnify and hold harmless the Company against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Purchaser to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Subscription, provided, however, that such indemnity, shall in no event exceed the net proceeds received by the Company from the Purchaser as a result of the sale of Shares to the Purchaser.

Indemnification of the Purchaser

7.2           The Company agrees to indemnify and hold harmless the Purchaser against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Subscription.

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ARTICLE 8

GENERAL PROVISIONS

Governing Law

8.1           This Subscription shall be governed by and construed under the law of the State of New York without regard to its choice of law provision. Any disputes arising out of, in connection with, or with respect to this Subscription, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated in a court of competent civil jurisdiction sitting in New York, New York and nowhere else. The parties hereby consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested. The address for service of process shall be (a) to the Company, at H/Cell Energy Corporation, 97 River Road, Flemington, NJ 08822, Attn: CEO, and (b) to the Purchaser, at the address set forth on the Signature Page hereto, or, in each case, to such other address as each party shall subsequently furnish in writing to the other. In any action, suit or proceeding brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waive forever trial by jury.

Successors and Assigns

8.2           This Subscription shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Execution by Counterparts

8.3           This Subscription may be executed in two or more identical counterparts, all of which shall be considered one and the same Subscription and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

Independent Legal Advice

8.4           Each Purchaser has been represented by its own separate legal counsel in connection with the transactions contemplated hereby, or has knowingly and willingly elected not to do so, and acknowledges and understands that Sichenzia Ross Friedman Ference LLP has served as counsel to the Company only.

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Severability

8.5           If any term, provision, covenant or restriction of this Subscription is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

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H/CELL ENERGY CORPORATION

PURCHASER SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the Purchaser has executed this Subscription Agreement as of the date written below.

No. of Shares to be Purchased

Total Share Purchase Price ($) (at $0.50 per Share)	$

The Shares are to be issued in
(check one box):
Print Name of Individual Subscriber

☐	Individual name
Print Name of Joint Subscriber (if applicable)
☐	Joint tenants with rights of survivorship

☐	Tenants in entirety	Signature of Subscriber

☐	Corporation (an officer must sign)
Signature of Joint Subscriber
☐	Partnership (all general partners must sign)

Address:		Social Security Number(s) of Subscriber(s)

Telephone: _____________________________		Print Name of Corporation, Limited Liability Company, Trust or other institution investor (including IRAs)

E-mail Address: _________________________
Signature for Corporation, Limited Liability Company, Trust or other institution investor (including IRAs)

By: _______________________________

Title: ______________________________

Tax Identification Number of Corporation, Limited Liability Company, Trust or other institution investor (including IRAs)

[Company signature page follows]

H/CELL ENERGY CORPORATION

COMPANY SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

The Company’s signature below constitutes execution of the Subscription Agreement.

ACCEPTED AND AGREED TO

this ___ day of ___________, 2016.

H/CELL ENERGY CORPORATION

By:
Name: Andrew Hidalgo
Title: Chief Executive Officer

EXHIBIT A - ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act by virtue of being (initial all applicable responses):

—	A small business investment company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958,

—	A business development company as defined in the Investment Company Act of 1940,

—	A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity,

—	An insurance company as defined in Section 2(13) of the Securities Act,

—	An investment company registered under the Investment Company Act of 1940,

—	An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000,

—	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940,

—	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000,

—	A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000. For purposes of this Exhibit A, “net worth” means the excess of total assets at fair market value over total liabilities. For purposes of calculating net worth under this section, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this questionnaire, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

—	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D,

—	A natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years, and has a reasonable expectation of reaching the same income level in the current calendar year. For purposes of this Exhibit A, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

—	A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above. (Note: additional documentation may be requested).

Name of Purchaser (Print)	Name of Joint Purchaser (if any) (Print)

Signature of Purchaser	Signature of Joint Purchaser (if any)

Capacity of Signatory (for entities)	Date

EXHIBIT B - WIRE INSTRUCTIONS